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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 30, 2003


                            VALERO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                       1-3175                  74-1828067
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

           ONE VALERO PLACE
           SAN ANTONIO, TEXAS                                       78212
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (210) 370-2000

                         ------------------------------


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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

  (c)       Exhibits.

  99.1      Press Release dated October 30, 2003.


ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


On October 30, 2003, Valero Energy Corporation (the "Company") issued a press release announcing financial results for the Company's third quarter 2003 earnings. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference. The press release discloses a financial measure (EBITDA) that is a non-GAAP financial measure as defined under SEC rules. The press release furnishes a reconciliation of EBITDA to its nearest GAAP financial measure. Reasons for the Company's use of EBITDA are disclosed in the Company's annual report on Form 10-K for the year ended December 31, 2002, under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations - Results of Operations - 2002 Compared to 2001 - Corporate Expenses and Other."

The information in this report is being furnished, not filed, pursuant to Item 12 of Form 8-K. Accordingly, the information in Item 12 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           VALERO ENERGY CORPORATION



Date: October 30, 2003                         By: /s/ Jay D. Browning
                                                   -----------------------------
                                                   Jay D. Browning
                                                   Vice President and Secretary




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                                  EXHIBIT INDEX

           Number    Exhibit
           ------    -------
           99.1      Press Release dated October 30, 2003.




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